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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of earliest event reported)
                                August 30, 1996


                            FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)


        DELAWARE                   0-21328                         76-0391720
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   (State or other            (Commission File No.)             (IRS Employer
    jurisdiction of                                              Identification
    incorporation)                                                 Number)


         3400 Avenue H, Rosenberg, Texas                           77471-3808
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         (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (713) 342-5571
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- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.         Other Events
- ------          ------------

        On August 30, 1996, the Registrant issued the press release attached as
Exhibit 99 announcing the purchase of controlling interest in Mortgage Banking Business.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item 7.         Press Release
- -------         -------------

        (c)     Exhibits

                The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.



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        EXHIBIT
        NUMBER                          DESCRIPTION
        -------                         -----------

           99                     Press release, dated August 30, 1996







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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FORT BEND HOLDING CORP.


Date:  September 9, 1996                        By:/s/ Lane Ward
                                                   ----------------------
                                                   Lane Ward
                                                   Vice Chairman, President and
                                                    Chief Executive Officer


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